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                                                                   EXHIBIT 10.10

                  GRANT OF SECURITY INTEREST IN AND COLLATERAL
                     ASSIGNMENT OF TRADEMARKS AND LICENSES

THIS GRANT OF SECURITY INTEREST IN AND COLLATERAL ASSIGNMENT OF TRADEMARKS AND LICENSES ("Assignment") made as of this 8th day of March, 1996 by United Merchandising Corp., an California corporation, with its principal place of business at 2525 East El Segundo Boulevard, Segundo, CA 90245 ("Assignor"), and The CTI Group/Business Credit, Inc., as Agent, a New York corporation, with its offices at 300 South Grand Avenue, Los Angeles, CA 90071 ("Assignee").

                              W I T N E S S E T H:

WHEREAS, Assignor and Assignee are parties to a certain Financing Agreement of even date herewith ("Financing Agreement"), which Financing Agreement provides
(i) for the Assignee, as Agent for the Lenders, to a) make revolving loans and
b) assist the Assignor in obtaining letters of credit, all to or for the account of Assignor and (ii) for the grant by Assignor to Assignee of a security interest in and collateral assignment of certain of the Collateral, all as more fully defined in the Financing Agreement;

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, Assignor agrees as follows:

1. Incorporation of Financing Agreement. The Financing Agreement and the terms and provisions thereof are hereby incorporated into this Assignment in their entirety by this reference. Terms not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

2. Grant of Security Interest. To secure the payment of the Obligations, Assignor hereby grants to Assignee, as Agent for the Lenders, a security interest, effective immediately,


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      in all of Assignor's rights, title and interests in the United States in and to all of the following described property, whether now owned or hereafter acquired (the "Intellectual Property Collateral"):

      (i) Trademarks, trademark registrations, tradenames and trademark applications, including, without limitation, the trademarks and applications listed on Schedule A, attached hereto and made a part hereof, and renewals thereof, and all income, royalties, damages and payments now and hereafter due and/or payable under all trademarks and trademark applications, including, without limitation, damages and payments for past or future infringements thereof (all of the foregoing trademarks, trademark registrations, tradenames and applications are sometimes hereinafter individually and/or collectively referred to as the "Trademarks");

      (ii) Any license agreement in which Assignor is or becomes licensed to use a trademark and which license agreement is transferable, either by its terms or by operation of law (the "Licensees"); and

      (ii) The goodwill of Assignor's business connected with and symbolized by the Trademarks.

3. Assignment of Licenses. In addition to all other rights granted to Assignee under the Financing Agreement and this Assignment, Assignor further assigns, transfers and sets over to Assignee as collateral any right of Assignor under any license agreement with any other party and which license agreement is transferable, either by its terms

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      or by operation of law, whether Assignor is a licensor or licensee under any such license agreement, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter owned by Assignor and now or hereafter covered by such license and agrees that it will not take any action, or permit any action to be taken by others subject to its control, including licensees (to the extent provided in the agreements with such licensees), or fail to take any action, which would have a material adverse effect on the validity or enforcement of the rights transferred to Assignee under this Assignment. Assignor hereby covenants that it will promptly notify Assignee if any Trademark shall at any time hereafter become subject to any license agreement and that it will promptly provide Assignee with full identification thereof and with such further documentation as Assignee may reasonably request to accomplish or assure the accomplishment of the purpose of this Section 4.

4. Condition of Assignment. The condition of this Assignment is such that unless and until there occurs an Event of Default, Assignor has the right to continue to use the Intellectual Property Collateral in the normal course of business and to enjoy the benefits, royalties and profits therefrom provided, however, that from and after the occurrence of an Event of Default, such right will, upon the written exercise by Assignee of the rights provided by this Assignment (which written exercise may be in the form of a private or public sale in the manner provided by the Uniform Commercial Code), be revoked and the right of Assignor to enjoy the uses, benefits, royalties, and profits of said Intellectual Property Collateral will wholly cease, whereupon Assignee shall be entitled to all of Assignor's right, title and interest in and to the Intellectual Property Collateral hereby assigned. The term of the assignments granted herein shall extend until a) the expiration of each of the respective Trademarks and Licenses assigned hereunder, or b) the Obligations have been paid in full and

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      the Financing Agreement has been terminated, whichever occurs first. This
      Assignment will not operate to place upon Assignee any duty or responsibility to maintain the Intellectual Property.

5. Events of Default. Any of the following constitutes an Event of Default under this Assignment:

      (i) Assignor fails to perform or observe any agreement, covenant, or condition required under this Assignment and such failure is not corrected to Assignee's reasonable satisfaction within twenty (20) Business Days of notice to Assignor;

      (ii) If any warranty or representation made by Borrower in this Assignment shall be false or misleading in any material respect; or

      (iii) The occurrence of an Event of Default under the Financing Agreement.

6. Remedies. Upon the Occurrence of an Event of Default, Assignee may, at its option, at any tine:

      (i) Terminate the rights retained by the Assignor, as specified in the preceding Section 6;

      (ii) Sell, assign, use or transfer any of the Trademarks or Licenses in connection with the exercise of the rights contained in the Financing Agreement; or

      (iii) Exercise any of the rights and remedies granted to a secured party under the Uniform Commercial Code.

7. Power of Attorney. Assignor hereby grants Assignee, as Agent for the Lenders, a power of attorney coupled with an interest to execute any documentation or take any action

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      required to fulfill the terms, provisions and conditions of this
      Assignment.

8. Notices. Assignor covenants and agrees that it will give Assignee written notice, in the manner provided in the Financing Agreement of any of the foregoing, but only to the extent that any such event is reasonably likely to have a material adverse effect on the Company:

      (i) any claim by a third party that the Assignor has infringed on the rights of a third party;

      (ii) any suspected infringement by a third party on the rights of the Assignor; or

      (iii) any application made by the Assignor to register Trademarks other than those listed on Schedule A to this Assignment on the date of its execution.

9. Further Assurances. Assignor will take any such action as Assignee may reasonably require to further confirm or protect Assignee's rights in the Trademarks and Licenses hereby assigned.

IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment as of the 8th day of March, 1996.

                                         UNITED MERCHANDISING CORP.

                                         By /s/ [ILLEGIBLE]
                                            -----------------------------
                                            Title: President

                                            /s/ [ILLEGIBLE]        (seal)
                                            -----------------------------
                                            Secretary

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

Agreed and Accepted this
8th day of March, 1996


CTI GROUP/BUSINESS CREDIT, INC.

By /s/ [ILLEGIBLE]
--------------------------------
Title: Vice President


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

                                   SCHEDULE A

Mark Name        Serial No.    Filing Date    Registration    Registration   Renewal    Docket
                                              No.             Date           Date
---------        ----------    -----------    ------------    ------------   --------   ------
Big 5            74/590746      10/24/94      1929798         10/24/95       10/24/05   209/098
Court            74/390426      5/12/93       1861866         11/8/94        5/12/04    203037
Casuals
Golden Bear      74/655806      4/4/95
                 74/655760
Rugged           74/655872      4/4/95                                                  211/175
Exposure
Hot Voltage      74/655965      4/4/95                                                  211/177
Sport            74/655962                                                              211/176
Essentials
Pacifica         74/655805      4/4/95                                                  211/178

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